UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 11, 2009

GOLDEN MINERALS COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-13627	26-4413382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1700 Lincoln Street, Suite 3050

Denver, Colorado 80203

Registrant’s telephone number, including area code:  (303) 839-5060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02	Results of Operations and Financial Condition
Item 9.01	Financial Statements and Exhibits

Signature

Item 2.02  Results of Operations and Financial Condition

On May 11, 2009, Golden Minerals Company (“Golden Minerals”) issued a press release reporting financial results for its predecessor, Apex Silver Mines Limited (“Apex Silver”), for the 83-day period ended March 24, 2009, and financial results for Golden Minerals for the 7-day period ended March 31, 2009.  Golden Minerals is the successor to Apex Silver for purposes of reporting under the U.S. federal securities laws.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1

Press release of Golden Minerals Company, dated May 11, 2009, reporting financial results for Golden Minerals’ predecessor, Apex Silver, for the 83-day period ended March 24, 2009, and financial results for Golden Minerals for the 7-day period ended March 31, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2009

Golden Minerals Company

	By:	/s/ Robert P. Vogels
Name: Robert P. Vogels
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1

Press release of Golden Minerals Company, dated May 11, 2009, reporting financial results for Golden Minerals’ predecessor, Apex Silver, for the 83-day period ended March 24, 2009, and financial results for Golden Minerals for the 7-day period ended March 31, 2009